                                                                 ARTHUR ANDERSEN

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-36132 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.

                                                         /s/ Arthur Andersen LLP
Hartford, Connecticut
October 2, 2000